Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Annual Report of Bullion Monarch Mining, Inc. (the “Registrant”) on Form 10-K for the period ending April 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), we, [R. Don Morris, Chief Executive Officer, and Philip Manning, Chief Financial Officer, of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	July 29, 2011	By:	/s/R. Don Morris
R. Don Morris
Chief Executive Officer and Director

Date:	July 29, 2011	By:	/s/Philip Manning
Philip Manning
Chief Financial Officer